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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           BEVERLY ENTERPRISES, INC.
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                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

                                      $125
- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

                           BEVERLY ENTERPRISES, INC.
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     (4) Date Filed:

                                 April 28, 1995
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Dear Beverly Stockholder:

We wanted you to be aware that, in yet another step in its 13-year-long harassment campaign against Beverly Enterprises, the Food and Allied Service Trades Department ("FAST"), a department of the AFL-CIO, filed a lawsuit this week against Beverly, alleging an undisclosed linkage between the proposed spin-off of our Pharmacy Corporation of America (PCA) subsidiary and the stockholder vote on our amended Stockholders Rights Plan. This allegation is totally false, and we will defend your Company vigorously against this lawsuit.

We believe the lawsuit is just another part of FAST's systematic and well-financed "corporate campaign," aimed at forcing Beverly to recognize two AFL-CIO unions without a secret ballot election and to impede Beverly's basic right to communicate to its employees on the subject of union representation.

While it is true that the Board of Directors approved the PCA spinoff and the stockholder rights proposal at the same meeting, there is absolutely no connection between the two:

o In the PCA spinoff, the company intends to offer 19.9% of PCA to the general public in an initial public offering, with the remaining portion to be distributed to Beverly stockholders in a tax-free transaction. This transaction will benefit Beverly stockholders significantly.

o The changes to the Stockholder Rights Plan, including a sunset provision and a stockholder referendum to redeem the plan under certain circumstances, were made following discussions with several major stockholders. We believe that the amended plan continues to provide the Company with adequate protection in the event of an abusive takeover attempt.


It is very important that you vote on the Stockholder Rights Plan and the other proposals at the annual meeting on May 18th. Whether you plan to attend the meeting or not, we ask that you fill out and return the enclosed proxy card, even if you have voted previously. Your Board urges you to vote FOR all of the proposals.

You should be aware of one mechanical issue. Due to a printing error, you will notice that the proposals on your proxy card (or voting form) are listed in an order that does not correspond to how they are listed in the Company's proxy statement. This does not present any problem: simply vote on the issues themselves, and that will assure that your vote will be counted consistent with your intentions.
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We want to assure you that we are making every effort to protect your interests against FAST's harassment campaign, and we are committed to preserving your right to vote on the Stockholder Rights Plan.

We appreciate your continued support.

Sincerely,


David R. Bank



If your shares of Common Stock are held in the name of a bank or brokerage firm, only that firm can execute a proxy card on your behalf. Please contact the person responsible for your account and give instructions for a BLUE STRIPED PROXY CARD to be voted FOR Items 1 through 3.

               If you have questions or need assistance in voting
            your shares, please contact the firm assisting us in the
                            solicitation of proxies:

                            GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                           NEW YORK, NEW YORK  10005

                           TOLL FREE:  1-800-223-2064
                       COLLECT IN NEW YORK:  212-509-6240
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/  /
     Your Board of Directors recommends a vote FOR approval of proposals 1, 2, and 3.

1. ELECTION OF DIRECTORS: Beryl F. Anthony, Jr., David R. Banks, James R. Greene, Edith E. Holiday, Jon E.M. Jacoby, Risa J. LaVizzo-Mourey, M.D., Louis W. Menk, Marilyn R. Seymann and Will K. Weinstein.

     FOR EACH NOMINEE                    WITHHOLD AUTHORITY
     LISTED ABOVE                        TO VOTE FOR EACH NOMINEE ABOVE


(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that name or names on the space provided below.)


________________________________________________________________________________
If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.

                                   APPROVAL     DISAPPROVAL        ABSTENTION
                                      OF             OF         WITH RESPECT TO
2. Appointment of Ernst & Young
   LLP as Independent Auditors
   for 1995.

                                   APPROVAL     DISAPPROVAL        ABSTENTION
                                      OF             OF         WITH RESPECT TO

3. The Stockholder Rights Plan,
   as amended.


                             NOTE: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated: _____________________________________, 1995

                             __________________________________________________

                             __________________________________________________
                                         Signature of Stockholder(s)

                             Please sign, date and return today in the enclosed envelope. This Proxy will not be used if you attend the meeting in person and so request.

                             Votes must be indicated (X) in Black or Blue Ink.


Please date, sign and return promptly in the accompanying envelope.




================================================================================
              [Blue Strip Across Top of Front of the Proxy Card]



                           BEVERLY ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 20, 1995 at the Annual Meeting of Stockholders to be held on May 18, 1995 and any and all adjournment or postponements thereof.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directo rs named in the Proxy Statement; FOR the appointment of Ernst & Young LLP as independent auditors for 1995; and FOR the approval of the Stockholder Rights Plan, as amended.


                     (Continued and to be signed and dated on the reverse side.)